Insurance and reinsurance	12 Months Ended
Oct. 31, 2024
Text Block [Abstract]
Insurance and reinsurance

Note 15 Insurance and reinsurance
Our insurance contracts issued include life, health, travel, annuity and segregated fund insurance products provided to individuals and businesses across Canada. Outside Canada, we have reinsurance and retrocession contracts issued with respect to longevity reinsurance, life retrocession and reinsurance for creditor life, disability and critical illness. Reinsurance contracts issued are presented within insurance contract balances on the Consolidated Balance Sheets.
In the normal course of business, we also enter into reinsurance contracts held to reinsure risks to other insurance and reinsurance companies in order to lower our risk profile, limit loss exposure to large risks, and provide additional capacity for future growth. The reinsurance contracts held do not relieve our obligations from the direct insurance contracts issued. We evaluate the financial condition of the reinsurers and monitor our concentrations of credit risks to minimize our exposure to losses from reinsurer insolvency. The carrying amounts of reinsurance contract held assets as disclosed in Note 13 represents our
maximum exposure to credit risk at the reporting date.
The insurance and reinsurance contracts are presented on a portfolio basis such that portfolios of contracts that are in an asset position are presented separately from those that are in a liability position.

Insurance service and insurance investment results
The following table provides the composition of Insurance service result and Insurance investment result for insurance contracts issued and reinsurance contracts held.

	For the year ended

(Millions of Canadian dollars)	October 31 2024	October 31 2023 (1)
Insurance revenue
Amounts recognized for contracts using the GMM and VFA:
Relating to changes in liabilities for remaining coverage:
Expected incurred claims and other insurance services expenses	$2,970	$2,688
Release of risk adjustment for non-financial risk and other	191	179
CSM recognized for services provided	255	303
Recovery of insurance acquisition cash flows	81	78
	3,497	3,248
Amounts recognized for contracts using the PAA	1,576	1,422
	5,073	4,670
Insurance service expense (2)
Incurred claims and other expenses	(3,901)	(3,522)
Losses on onerous contracts and reversals of such losses (future service)	(246)	(154)
Adjustments to liability for incurred claims (past service)	(2)	5
Amortization of insurance acquisition cash flows	(81)	(78)
	(4,230)	(3,749)
Net income (expense) from reinsurance contracts held	(66)	(218)
Insurance service result	$777	$703
Net investment income (3)	$3,259	$565
Insurance finance income (expense)
Interest accreted	(126)	(135)
Effect of changes in discount rates and other financial assumptions	(1,754)	259
Effect of changes in fulfilment cash flows at current rates when the corresponding effect through CSM is at locked-in rates	(412)	(258)
Changes in fair value of underlying items for contracts using the VFA	(746)	(107)
Other	(93)	(180)
	(3,131)	(421)
Reinsurance finance income (expense)	166	12
Insurance investment result	$294	$156
Insurance service and insurance investment results	$1,071	$859

(1)
The 2023 amounts may not be fully comparable to the current period as we were not managing our asset and liability portfolios under IFRS 17 and Net investment income was not restated for the reclassifications of certain eligible financial assets. Refer to Note 2 for further details.

(2)	Includes Insurance service expense of $948 million (October 31, 2023 – $840 million) relating to insurance contracts measured using the PAA.
(3)	Refer to Note 3 for amounts of interest, dividend and net gains (losses) from FVTPL financial instruments relating to the Insurance segment .
Insurance contracts by remaining coverage and incurred claims
The following table shows the changes in net liabilities for insurance contracts for remaining coverage and incurred claims for short duration insurance contracts measured using the PAA and long duration insurance contracts measured using the GMM and VFA.

	As at or for the year ended
	October 31, 2024			October 31, 2023
(Millions of Canadian dollars)	Liabilities for remaining coverage (1)	Liabilities for incurred claims (2)	Total	Liabilities for remaining coverage (1)	Liabilities for incurred claims (2)	Total
Balance at beginning of period:
Insurance contract assets	$1,531	$(850)	$681	$1,191	$(704)	$487
Insurance contract liabilities	(17,858)	(1,168)	(19,026)	(17,227)	(999)	(18,226)
Net insurance contract liabilities	$(16,327)	$(2,018)	$(18,345)	$(16,036)	$(1,703)	$(17,739)
Insurance revenue	$5,073	$–	$5,073	$4,670	$–	$4,670
Insurance service expense	(358)	(3,872)	(4,230)	(250)	(3,499)	(3,749)
Insurance finance income (expense)	(2,974)	(157)	(3,131)	(388)	(33)	(421)
Investment components	705	(705)	–	660	(660)	–
Cash flows:
Premiums received	(5,940)	–	(5,940)	(5,739)	–	(5,739)
Claims and other insurance service expenses paid	–	4,388	4,388	–	4,196	4,196
Insurance acquisition cash flows and other	417	–	417	378	–	378
Total cash flows	$(5,523)	$4,388	$(1,135)	$(5,361)	$4,196	$(1,165)
Other movements	343	(218)	125	378	(319)	59
Balance at end of period:
Insurance contract assets	$1,805	$(1,217)	$588	$1,531	$(850)	$681
Insurance contract liabilities	(20,866)	(1,365)	(22,231)	(17,858)	(1,168)	(19,026)
Net insurance contract liabilities	$(19,061)	$(2,582)	$(21,643)	$(16,327)	$(2,018)	$(18,345)

(1)	The ending liabilities for remaining coverage include loss component amounts of $366 million (October 31, 2023 – $122 million).
(2)	The ending liabilities for incurred claims are primarily attributable to insurance contracts measured under the PAA.
Insurance contracts by measurement components using the GMM or VFA
The following table shows the changes in the measurement components of net liabilities for insurance contracts measured using the GMM and VFA by estimates of present value of future cash flows, risk adjustment for non-financial risk and CSM.

	As at or for the year ended
	October 31, 2024				October 31, 2023
(Millions of Canadian dollars)	Estimates of present value of future cash flows	Risk adjustment for non- financial risk	CSM (1)	Total	Estimates of present value of future cash flows	Risk adjustment for non- financial risk	CSM (1)	Total
Balance at beginning of period:
Insurance contract assets	$1,591	$(544)	$(565)	$482	$1,370	$(508)	$(428)	$434
Insurance contract liabilities	(14,079)	(1,759)	(2,195)	(18,033)	(13,446)	(1,726)	(2,312)	(17,484)
Net insurance contract liabilities	$(12,488)	$(2,303)	$(2,760)	$(17,551)	$(12,076)	$(2,234)	$(2,740)	$(17,050)
Insurance service result	$33	$13	$176	$222	$92	$30	$217	$339
Insurance finance expense (income)	(2,504)	(324)	(128)	(2,956)	127	(55)	(312)	(240)
Cash flows:
Premiums received	(4,443)	–	–	(4,443)	(4,128)	–	–	(4,128)
Claims and other insurance service expenses paid	3,487	–	–	3,487	3,084	–	–	3,084
Insurance acquisition cash flows and other	373	–	–	373	367	–	–	367
Total cash flows	$(583)	$–	$–	$(583)	$(677)	$–	$–	$(677)
Other movements	91	60	(79)	72	46	(44)	75	77
Balance at end of period:
Insurance contract assets	$1,824	$(568)	$(719)	$537	$1,591	$(544)	$(565)	$482
Insurance contract liabilities (2), (3)	(17,275)	(1,986)	(2,072)	(21,333)	(14,079)	(1,759)	(2,195)	(18,033)
Net insurance contract liabilities	$(15,451)	$(2,554)	$(2,791)	$(20,796)	$(12,488)	$(2,303)	$(2,760)	$(17,551)

(1)	The ending balance for CSM includes $2.6 billion (October 31, 2023 – $2.7 billion) relating to groups of insurance contracts initially recognized at transition date using the fair value approach. For the year ended October 31, 2024, CSM from contracts initially recognized was $89 million (October 31, 2023 – $109 million).
(2)	Includes segregated fund insurance contract liabilities of $3,375 million (October 31, 2023 – $2,632 million) measured using the VFA. The fair value of the underlying items for segregated fund insurance contracts amount to $3,378 million (October 31, 2023 – $2,708 million), which are substantially investments in mutual funds.
(3)	Certain comparative amounts have been revised from those previously presented.

Expected recognition of contractual service margin
The following table presents the expected timing of CSM amortization into Non-interest income – Insurance service result applicable for insurance contracts issued and reinsurance contracts held measured using the GMM and VFA.

	As at
	October 31, 2024					October 31, 2023

(Millions of Canadian dollars)	Within 1 year	1 to 5 year s	5 to 10 years	Thereafter	Total	Within 1 year	1 to 5 year s	5 to 10 years	Thereafter	Total
Insurance contracts issued	$(243)	$(894)	$(705)	$(949)	$(2,791)	$(245)	$(1,011)	$(655)	$(849)	$(2,760)
Reinsurance contracts held	66	208	163	217	654	89	192	232	291	804
Total	$(177)	$(686)	$(542)	$(732)	$(2,137)	$(156)	$(819)	$(423)	$(558)	$(1,956)
Insurance risk
Insurance risk is the risk of loss due to actual experience emerging differently than that we assumed at the time of underwriting. Our main insurance risks include morbidity, mortality, longevity, policyholder behaviour (lapse) and travel risk. We developed an insurance risk management framework that is designed to identify, assess, manage, mitigate and report the insurance risks associated with our insurance businesses. In addition, we are subject to expense risk, which is the exposure to the variability in future expenses that are expected to be incurred in servicing insurance contracts. Our insurance risks are managed through the implementation of robust policies and controls over product design, pricing, underwriting and claim adjudication as well as reinsurance arrangements. Regular reviews are conducted on valuation models, experience studies for key actuarial assumptions, exposure concentration, retention limits, and expense budgets.
Market risk
We are exposed to market risk, which is the risk that the carrying value or future cash flows of insurance and reinsurance contract balances or financial assets fluctuate because of changes or volatility in market prices. Market risk includes equity, interest rate and spread, foreign currency and inflation risks. Our exposure to market risk is managed through our asset/liability management activities, developed to achieve long-term investment returns in excess of our
obligations under insurance contracts.
Methods and assumptions
The measurement of insurance and reinsurance contract balances requires various estimates and assumptions. The following summarizes the significant estimates and assumptions used which should be read in conjunction with the accounting policies for insurance and reinsurance contracts disclosed in Note 2.
Estimates of future cash flows
The significant non-financial assumptions used to determine the estimates of future cash flows for insurance and reinsurance contract balances are as follows:
•
Mortality, longevity and morbidity
– Mortality estimates for life insurance contracts are based on standard industry insured mortality tables, adjusted where appropriate to reflect our own experience. Longevity estimates for annuity insurance contracts are developed based on industry longevity experience for pensioners, adjusted where appropriate to reflect our own experience. Morbidity assumptions are made with respect to the rates of claim incidence and claim termination for health insurance contracts and are based on a combination of industry and our own experience.

•
Policyholder behaviour
– Under certain policies, the policyholder has a contractual right to change benefits and premiums, as well as convert policies to permanent forms of insurance. All policyholders have the right to terminate their policies through lapse. Lapses represent the termination of policies due to non-payment of premiums. Lapse assumptions are primarily based on our recent experience adjusted for emerging industry experience where applicable.

•
Expense
– Directly attributable future expense and directly attributable acquisition expense assumptions are derived from internal cost studies and established allocation methodologies, with inflation as a financial assumption reflected in the estimate of future expenses.

Discount rates
Discount rates used to present value future cash flows reflect the time value of money, currency of the cash flows, and the characteristics of the insurance and reinsurance contracts. Cash flows that vary based on the returns on underlying items are discounted at rates reflecting that variability. For cash flows that do not vary based on the returns on underlying items, we predominantly apply the top-down approach in determining the discount rates. Under this approach, the discount rates for the observable periods are determined using yield curves implied from a reference portfolio of assets adjusted to eliminate factors (credit and market risk of the financial assets) that are not relevant to the insurance contracts. For unobservable periods, the discount rates are interpolated using the last observable point and the ultimate discount rate, composed of a risk-free rate and illiquidity premium. For a selected portfolio, the bottom-up approach is applied in determining the discount rate, which uses a risk-free rate plus an illiquidity premium to reflect the characteristics of the contracts. Management jud
g
ment is required in estimating the market and credit risk factors and illiquidity premiums in determining the discount rates.
The following table provides the current discount yields relating to the Canadian dollar that are primarily used to present value cash flows that do not vary based on returns on underlying items for insurance and reinsurance contracts.

	5 year	10 year	20 year	30 year	Ultimate
October 31, 2024	4.2%	5.6%	6.0%	4.2%	4.1%
October 31, 2023	5.6%	6.4%	6.1%	4.8%	4.1%
Risk adjustment
The risk adjustment for non-financial risk represents the compensation that we require for bearing the uncertainty about the amount and timing of cash flows that arises from non-financial risks as we fulfil the insurance contracts. Non-financial risks are insurance risks such as mortality, morbidity, and other risks such as lapse and expense. We used a margin approach to set the risk adjustment by applying a margin to non-financial assumptions and discounting the resulting margin cash flows at the same discount rates used to present value future cash flows. The risk adjustment for insurance and reinsurance contracts corresponds to a confidence level of approximately 85% overall as at October 31, 2024 (October 31, 2023 – 85%). The confidence level represents the probability that the variability in the actual cash flows will be lower than our risk adjustment for non-financial risk.
Sensitivity analysis
The following table demonstrates the effects on net income, total equity and balance sheet CSM of reasonably possible changes in key market and non-financial assumptions in the measurement of our insurance contracts on a net of reinsurance contracts held basis, which do not differ materially from the sensitivities on a gross basis. The impact of changing non-financial assumptions is primarily absorbed in the CSM recorded on the Consolidated Balance Sheets, unless contracts are onerous in which case the effects are reflected in net income. The effects on net income reflect the impact of changes to market assumptions and the impact of changes to the CSM that is released to income for the year. The percentage change in each variable is applied to a range of existing actuarial modelling assumptions to derive the possible impact on net income and total equity, as well as CSM recorded on the Consolidated Balance Sheets. The analyses are performed where a single assumption is changed while holding other assumptions constant, which is unlikely to occur in practice. Combining the effects presented in the table may not reflect the total actual effects of changing multiple assumptions at the same time. Actual results can differ materially from these estimates.

	As at and for the year ended
	October 31, 2024		October 31, 2023
(Millions of Canadian dollars)	Increase (decrease) to net income and total equity	Increase (decrease) to CSM	Increase (decrease) to net income and total equity	Increase (decrease) to CSM
Market variables:
1% increase in market interest rates (1)	$3	$–	$(85)	$–
1% decrease in market interest rates (1)	(2)	–	104	–
10% increase in equity market values (2)	–	16	–	14
10% decrease in equity market values (2)	–	(18)	–	(19)
Non-financial variables:
2% adverse change in life mortality rates	(45)	(17)	(40)	(18)
2% adverse change in annuitant mortality rates	(1)	(151)	(4)	(135)
5% adverse change in morbidity rates	(57)	(179)	(41)	(186)
10% adverse change in lapse rates	(16)	(334)	(7)	(334)
5% increase in expenses	(5)	(52)	(3)	(49)

(1)
Interest rate sensitivities assume a parallel shift of 100 basis points across the entire yield curves as at the reporting date with no change to the ultimate risk-free rate. The impacts are net of the changes in fair value of financial assets held in respect of insurance activities. The 2023 amounts are not comparable to the current period as we were not managing our asset and liability portfolios under IFRS 17 and the 2023 amounts were not adjusted to reflect the reclassifications of certain financial assets that came into effect as of November 1, 2023. See Note 2 for further details.

(2)
Equity market value sensitivities assume a 10% change across all equity markets as at the reporting date reflecting the changes in fair value of the underlying financial assets on the insurance contracts measured using the VFA.